UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 20, 2016

AZZ INC.
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 West 7th Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:
817-810-0095

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain          Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

On January 20, 2016, the Board of Directors (the “Board”) of AZZ Inc., a Texas corporation (the “Company”), elected Mr. Paul Eisman, age 60, to serve as a member of the Board, effective immediately.

Mr. Eisman has been the President and Chief Executive Officer of Alon USA Energy, Inc. since March 2010, a Director of Alon Refining Krotz Springs, Inc. since May 2010, and the President, Chief Executive Officer and Director of Alon USA Partners, LP since August 2012 (“Alon”). He has more than 30 years of refining experience and expertise providing leadership in the refining production and retail business operations. Prior to joining Alon, Mr. Eisman served as Executive Vice President of Refining and Marketing Operations with Frontier Oil Corporation from 2006 through 2010. From 2003 through 2006, he served as Vice President of KBC Advanced Technologies, a leading consulting firm to the international refining industry. Mr. Eisman also served as Senior Vice President, Planning for Valero Energy Corporation, an international manufacturer and a marketer of transportation fuels, other petrochemical products, and power, from 2001 through 2002. Mr. Eisman has also served in various executive leadership roles at Diamond Shamrock Corporation, a oil refiner and marketer of transportation fuels, from 1979 through 2001. Mr. Eisman is a graduate of the Harvard Advanced Management Program and earned his bachelor’s degree in chemical engineering from Texas Tech University.

Mr. Eisman has been appointed as a member of the Compensation Committee of the Board.

The Board has made an affirmative determination that Mr. Eisman qualifies as an independent director under the New York Stock Exchange listing standards and the Company’s standards for director independence. The election of Mr. Eisman to the Board was not subject to any arrangement or understanding between the Company and Mr. Eisman has not entered into any employment agreement with the Company.

A copy of the press release issued by the Company announcing the election of Mr. Eisman is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Compensation Recovery Policy

On January 20, 2016, the Board adopted the AZZ Inc. Compensation Recovery Policy (the “Policy”), to be effective January 20, 2016 and to provide a mechanism for the recovery of certain incentive based compensation should the Company be required to restate its financial statements or an executive officer engages in serious misconduct. The Policy applies to all former and current executive officers of the Company within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended, and any such other key employees of the Company who may from time to time be determined to be deemed subject to the Policy. The Policy provides for recovery of awards granted within 3 years of a restatement of the Company’s financial statements and within 1 year of the misconduct of the applicable officer or employee, and the Policy will apply to all applicable incentive based compensation granted after the effective date of the Policy. The Policy will be administered by the Compensation Committee of the Board (the “Committee”) unless the Board determines to administer the Policy itself. The Policy is intended to comply with the rules anticipated to be adopted by the SEC with respect to the recovery of certain executive compensation as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, and the Compensation Committee may amend the Policy as necessary to cause the Policy to conform with the final version of such rules adopted by the SEC.

The foregoing description of the new Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Policy, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the adoption of the Policy, the Committee has amended each of the AZZ Inc. 2014 Long Term Incentive Plan (the “2014 Plan”) and the Company’s Senior Management Bonus Plan to clarify that compensation granted under both such plans following the effective date of the Policy is subject to the Policy. Following the effective date of the Policy, the Company will issue any restricted share units, stock appreciation rights or performance shares under the 2014 Plan using forms of award agreements updated to clarify that such awards are subject to the Policy.

The foregoing descriptions of the amendment to the 2014 Plan, the amendment to the Company’s Senior Management Bonus Plan, the updated award agreement for issuance of restricted stock units, the updated award agreement for issuance of stock appreciation rights and the updated award agreement for issuance of performance shares do not purport to be complete and are qualified in their entirety by reference, respectively, to the full text of the First Amendment to AZZ Inc. 2014 Long Term Incentive Plan, the First Amendment to Senior Management Bonus Plan, the Form of Restricted Share Unit Award Agreement, the Form of Stock Appreciation Rights Award Agreement and the Form of Performance Share Award Agreement, which are filed as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed as part of this report.

Exhibit No.	Description
10.1	AZZ Inc. Compensation Recovery Policy, effective January 20, 2016

10.2	First Amendment to AZZ Inc. 2014 Long Term Incentive Plan

10.3	First Amendment to Senior Management Bonus Plan

10.4	Form of Restricted Share Unit Award Agreement

10.5	Form of Stock Appreciation Rights Award Agreement

10.6	Form of Performance Share Award Agreement

99.1	Press Release issued by AZZ Inc. on January 20, 2016 electing Mr. Eisman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ Inc.
Date: January 21, 2016	By:	/s/ Tara D. Mackey
Tara D. Mackey Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	AZZ Inc. Compensation Recovery Policy, effective January 20, 2016

10.2	First Amendment to AZZ Inc. 2014 Long Term Incentive Plan

10.3	First Amendment to Senior Management Bonus Plan

10.4	Form of Restricted Share Unit Award Agreement

10.5	Form of Stock Appreciation Rights Award Agreement

10.6	Form of Performance Share Award Agreement

99.1	Press Release issued by AZZ Inc. on January 20, 2016 electing Mr. Eisman